UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 22, 2010

TRIMERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23155	56-1808663
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, 2nd Floor

Durham, NC 27713

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(919) 806-4682

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2010, the Board of Directors of Trimeris, Inc. (the “Company”) approved certain discretionary bonuses to its Chief Executive Officer, Martin A. Mattingly, its Chief Financial Officer, Andrew L. Graham, and its General Counsel, Michael A. Alrutz, in connection with their performance relating to the achievement of certain of the Company’s goals including the Company’s entry into an agreement with its commercial partner F. Hoffmann La-Roche Ltd. (“Roche”) and the Company’s settlement of the U.S. patent infringement suit filed by Novartis Vaccines and Diagnostics, Inc. against the Company and Roche.

Senior Officer	Cash Bonus
Martin A. Mattingly	$72,161.28
Andrew L. Graham	$36,080.64
Michael A. Alrutz	$36,080.64

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 27, 2010	TRIMERIS, INC.

	By:	/s/ Michael A. Alrutz
Michael A. Alrutz
General Counsel